UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2006

PLUM CREEK TIMBER COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-10239	91-1912863
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

999 Third Avenue, Suite 4300 Seattle, Washington	98104-4096
(Address of Principal Executive Offices)	(Zip Code)

(206) 467-3600

Registrant’s Telephone Number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

On March 31, 2006, the Compensation Committee (the “Committee”) of the Board of Directors of Plum Creek Timber Company, Inc. (the “Company”) authorized certain changes to the award parameters made under the Company’s Annual Incentive Plan (the “AIP”). Previously, the bonus potential for the Chief Executive Officer was a maximum of 130% of year end base salary if the Company achieved 100% of its pre-established financial goals and strategic objectives. The AIP bonus potential for the Chief Executive Officer was changed to: 110% of year end base salary for target financial performance (“Target Performance”); 165% of year end base salary if the Company exceeds Target Performance by at least 20%; and 55% of year end base salary if the Company’s performance is less than Target Performance by 20%.

The AIP bonus potential for the Company’s executive vice presidents was changed to: 90% of year end base salary for Target Performance; 135% of year end base salary for exceeding Target Performance by at least 20%; and 45% of year end base salary if the Company’s performance is less than Target Performance by 20%. Previously, the bonus potential for executive vice presidents was a maximum of 100% of year end base salary if the Company achieved 100% of its pre-established financial goals and strategic objectives.

The AIP bonus potential for the Company’s other vice presidents was changed to: 80% of year end base salary for Target Performance; 120% of year end base salary for exceeding Target Performance by at least 20%; and 40% of year end base salary if the Company’s performance is less than Target Performance by 20%. Previously, the bonus potential for these vice presidents was a maximum of 100% of year end base salary if the Company achieved 100% of its pre-established financial goals and strategic objectives.

The Committee retains the discretion to make actual bonus award amounts above and below the stated parameters, based on individual management performance and accomplishment of strategic objectives.

The Committee approved these changes to the AIP based upon the recommendation of a nationally recognized, independent third party executive compensation and benefits consultant. The consultant advised the Committee that the changes would bring the Company’s annual incentive program more in line with competitive practices while achieving the Committee’s objectives for the AIP.

Section 9. Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following Exhibit is filed with this report:

Exhibit No.

10.1	Plum Creek Timber Company, Inc. Annual Incentive Plan (Filed as an exhibit to Form 10-K, File No. 1-10239, for the year ended December 31, 2000 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUM CREEK TIMBER COMPANY, INC.

By:	/s/ James A. Kraft
James A. Kraft
Senior Vice President, General Counsel and Secretary

DATED: April 6, 2006

PLUM CREEK TIMBER COMPANY, INC.

Exhibit Index

Exhibit No.

10.1	Plum Creek Timber Company, Inc. Annual Incentive Plan (Filed as an exhibit to Form 10-K, File No. 1-10239, for the year ended December 31, 2000 and incorporated herein by reference).